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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    March 20, 2001
                                                         -----------------


                    NATIONAL COMMERCE FINANCIAL CORPORATION
             (Formerly known as National Commerce Bancorporation)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                    0-6094                    62-0784645
------------------------------       -----------             ------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                 One Commerce Square, Memphis, Tennessee  38150
                 ---------------------------------------  -----
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code    (901) 523-3371
                                                         -----------------


                                 Not Applicable
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in the Registrant's Certifying Accountant.

     On March 20, 2001, management of the Registrant notified Ernst & Young LLP ("Ernst & Young") that their appointment as independent auditors would be terminated effective upon the issuance of Ernst & Young's report on the consolidated financial statements of the Registrant and subsidiaries for the year ended December 31, 2000. KPMG LLP ("KPMG") was engaged as independent auditors effective upon Ernst & Young's termination. The decision to change auditors was recommended by the audit committee of the board of directors and approved by the board of directors. The Registrant filed a Current Report on Form 8-K stating (i) the reasons for such termination, (ii) that there had been no disagreements between the Registrant and Ernst & Young, and (iii) that KPMG had been consulted with respect to the accounting treatment of certain interest rate swap transactions entered into by the Registrant during the first and second quarters of 2000, had orally advised the Registrant of its views on such accounting treatment, and gave the Registrant guidance that was identical to Ernst & Young on such issue.

     On May 15, 2001, the Registrant publicly announced that it would restate its financial statements to reflect purchase accounting treatment for certain business combinations that had previously been accounted for as pooling-of-interests transactions. In that regard, notwithstanding its termination of Ernst &Young's engagement described above, the Registrant engaged Ernst &
Young to audit the restated financial statements of the Registrant to be included in an Amended Annual Report on Form 10-K/A. Ernst & Young accepted such engagement and delivered its report on the restated financial statements dated June 22, 2001, which was filed with the Registrant's Amended Annual Report on Form 10-K/A on July 3, 2001.

     Through the date of the filing of Ernst & Young's report on the restated financial statements described above, there were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young at any time during the Registrant's two most recent fiscal years or thereafter regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, during the same period, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Registrant's relationship with Ernst & Young.



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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                Description
------                -----------
16.1 Letter from Ernst & Young LLP re: change in independent auditors.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL COMMERCE FINANCIAL CORPORATION


Date: July 9, 2001                     By:  /s/ Charles A. Neale
                                            ----------------------------
                                            Charles A. Neale
                                            Senior Vice-President and
                                            General Counsel


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